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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2005

NORTHWEST BIOTHERAPEUTICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-33393 (COMMISSION FILE NUMBER)	94-3306718 (I.R.S. EMPLOYER IDENTIFICATION NO.)
22322 20th Avenue SE, Suite 150, Bothell, WA 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry Into a Material Definitive Agreement.
     Northwest Biotherapeutics, Inc. (the “Registrant”) announced that on August 1, 2005 it had hired Paul Zeltzer, MD as the Registrant’s Medical Director. Dr. Zelter agreed to a one-year contract commencing on August 1, 2005 with a base annual salary of $200,000.
Item 7.01 Regulation FD Disclosure.
     The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On August 2, 2005, the registrant issued a press release announcing the appointment of Paul Zeltzer, MD as its Medical Director. The full text of the press release issued in conjunction with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press Release, Northwest Biotherapeutics Announces Appointment of Paul Zeltzer, MD as Medical Director, dated August 2, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.
By:	/s/ Alton Boynton
Alton L. Boynton
President

August 5, 2005

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